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                                   FORM 8-KA

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934

                   Date of Earliest Event Reported: 11/14/01

                                PGI Incorporated
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             (Exact name of Registrant as specified in its charter)

          Florida                        1-6471                  59-0867335
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)          Identification No.)

212 S. Central, Suite 100, St. Louis, Missouri                    63105
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   (Address of principal executive offices)                     (ZIP Code)

Registrant's telephone number, including area code:  (314) 512-8650

                                No changes made
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         (Former name or former address, if changed since last report)



                               Page 1 of 4 pages
                            Exhibit Index on Page 4



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Item 4.  Changes in Registrant's Certifying Accountant
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         (a)  Effective November 14, 2001 the Board of Directors of PGI
              Incorporated unanimously consented to engage the accounting firm of BKD, LLP as independent accountants for the fiscal year ending December 31, 2001. Previously the Registrant has engaged the accounting firm of BDO Seidman, LLP (BDO) as its independent accountants.

              BDO closed its operations in St. Louis effective September 30, 2001. Effective October 1, 2001 two of the former partners in the St. Louis office of BDO purchased a portion of the St. Louis accounting practice of BDO, and subsequently merged with BKD, LLP. The Registrant advised BDO of its decision to dismiss them effective November 14, 2001.

              The report of BDO on PGI Incorporated financial statements as of and for the years ended December 31, 2000 and December 31, 1999 were modified due to a going concern uncertainty. PGI Incorporated and BDO have not, in connection with the audits of the financial statements of PGI Incorporated for the years ended December 31, 2000 or December 31, 1999, or the subsequent period through November 14, 2001, had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to BDO's satisfaction, would have caused BDO to make reference to the subject matter of the disagreement in connection with its reports.


Item 7.  Financial Statements and Exhibits
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         (c)  Exhibits
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              16.1         As of December 7, 2001, the former accountant
                           has not yet provided their letter of consent. This has been requested and is expected to be received within 10 business days.


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                                 SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PGI Incorporated
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                                (Registrant)

December 7, 2001       /s/ Laurence A. Schiffer
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                                 (Signature)

                            Laurence A. Schiffer
                            President


                                   Page 3



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EXHIBIT INDEX
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                                                                 Sequential
                                                                 Page Number
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1.       Inapplicable.

2.1      Inapplicable.

2.2      Inapplicable.

4.1      Inapplicable.

16.1     Unavailable.

17.      Inapplicable.

21.      Inapplicable.

24.      Inapplicable.

25.      Inapplicable.

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